UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 11, 2009
ENCORE ENERGY PARTNERS LP

(Exact name of registrant as specified in its charter)

Delaware	001-33676	20-8456807

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 Main Street, Suite 1400, Fort Worth, Texas	76102

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (817) 877-9955
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
     On August 13, 2009, Encore Energy Partners LP (“ENP”) filed a Current Report on Form 8-K (the “Initial Report”) to report, among other things, the closing of its acquisition of certain oil and natural gas properties and related assets in the Big Horn Basin in Wyoming, the Permian Basin in West Texas and New Mexico, and the Williston Basin in Montana and North Dakota (the “Rockies and Permian Basin Operations”) from Encore Operating, L.P., a wholly owned subsidiary of Encore Acquisition Company. This Current Report on Form 8-K/A (the “Amendment”) amends and supplements the Initial Report to include: (1) the audited financial statements of the Rockies and Permian Basin Operations as of and for the year ended December 31, 2008; (2) the unaudited financial statements of the Rockies and Permian Basin Operations as of June 30, 2009 and for the six months ended June 30, 2009 and 2008; and (3) the unaudited pro forma financial statements of ENP as of June 30, 2009, for the six months ended June 30, 2009 and 2008, and for the years ended December 31, 2008, 2007, and 2006, as required by Item 9.01 of Form 8-K. No other amendments to the Initial Report are being made by the Amendment.
Item 9.01 Financial Statements and Exhibits.
(a)	Financial Statements of Businesses Acquired

Audited Financial Statements of the Rockies and Permian Basin Operations as of and for the year ended December 31, 2008, a copy of which is filed as Exhibit 99.1 to this Amendment and is incorporated herein by reference.

Unaudited Financial Statements of the Rockies and Permian Basin Operations as of June 30, 2009 and for the six months ended June 30, 2009 and 2008, a copy of which is filed as Exhibit 99.2 to this Amendment and is incorporated herein by reference.

(b)	Pro Forma Financial Information

Unaudited Pro Forma Financial Statements of ENP as of June 30, 2009, for the six months ended June 30, 2009 and 2008, and for the years ended December 31, 2008, 2007, and 2006, a copy of which is filed as Exhibit 99.3 to this Amendment and is incorporated herein by reference.

(d)	Exhibits
23.1	Consent of Ernst & Young LLP.

99.1	Audited Financial Statements of the Rockies and Permian Basin Operations as of and for the year ended December 31, 2008.

99.2	Unaudited Financial Statements of the Rockies and Permian Basin Operations as of June 30, 2009 and for the six months ended June 30, 2009 and 2008.

99.3	Unaudited Pro Forma Financial Statements of ENP as of June 30, 2009, for the six months ended June 30, 2009 and 2008, and for the years ended December 31, 2008, 2007, and 2006.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENCORE ENERGY PARTNERS LP
	By:	Encore Energy Partners GP LLC, its general partner

Date: September 25, 2009	By:	/s/ Andrea Hunter
Andrea Hunter
Vice President, Controller, and Principal Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP.

99.1	Audited Financial Statements of the Rockies and Permian Basin Operations as of and for the year ended December 31, 2008.

99.2	Unaudited Financial Statements of the Rockies and Permian Basin Operations as of June 30, 2009 and for the six months ended June 30, 2009 and 2008.

99.3	Unaudited Pro Forma Financial Statements of ENP as of June 30, 2009, for the six months ended June 30, 2009 and 2008, and for the years ended December 31, 2008, 2007, and 2006.